Exhibit 10.01(d)

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT EQT CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

May 23, 2024

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Wiley South Letter Agreement

Dear Mr. Bolen:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021, that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021, that Fourth Amendment to Gas Gathering Compression Agreement dated January 23, 2023 and that Fifth Amendment to Gas Gathering Compression Agreement dated October 4, 2023 between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, in order to accommodate the Producer’s return to pad hydraulic fracturing operations (“Operations”) at the Producer’s Well Pad known as the Wiley South Well Pad located within the Beta/Windridge/ASR System AMI as further depicted on Exhibit A attached hereto (“Wiley South Well Pad”), Producer has requested that Gatherer (i) decommission and remove the Gatherer’s Measurement Facilities located on the Wiley South Well Pad (the “Phase I Work”) prior to the commencement of Producer’s Operations and (ii) reinstall such Measurement Facilities on the Wiley South Well Pad upon the completion of Producer’s Operations (the “Phase II Work” and, together with the Phase I Work, the “Work”); and

WHEREAS, Gatherer is willing to complete the Work, subject to the terms and conditions hereof.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Completion of Work. Subject to the terms and conditions of this Letter Agreement:
(a)Gatherer shall complete the Phase I Work no later than [***].
(b)Gatherer agrees to commence the Phase II Work within [***] Days after the receipt of written notice from Producer that the Operations have been completed (such date being the “Phase II Work Commencement Date”), which completion date is anticipated to be [***]. Gatherer agrees to use commercially reasonable efforts to complete such Phase II Work within [***] Days after the Phase II Work Commencement Date.
(c)The performance standard set forth in Section 3.1 of the Gathering Agreement shall apply to Gatherer’s performance of the Work, mutatis mutandis.
2.Reimbursement; Costs.
(a)Producer shall reimburse Gatherer for all Costs incurred or committed to by Gatherer and/or its Affiliates, not to exceed [***] (“Cap”). “Costs” means all actual third party documented costs and expenses of any kind incurred by Gatherer and/or its Affiliates in connection with the Work, before, on or after the date hereof, including, the costs and expenses of acquiring real property rights and/or repairing of any real or personal property in the performance of those activities.
(b)As soon as practical after the completion of the Work, Gatherer shall deliver to Producer a statement showing in reasonable detail the Costs. Producer agrees to pay, or cause to be paid, the Costs, not to exceed the Cap, within [***] days of the date of such statement.
3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.

4.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.
5.    Governing Law; Jury Waiver. This Letter Agreement shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Letter Agreement or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Letter Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Letter Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John M. Quinn
Name: John M. Quinn
Title:     VP Business Development & Commercial Services

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ Jeremy Knop
Name:     Jeremy Knop
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     SVP, Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     SVP, Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Jeremy Knop
Name:     Jeremy Knop
Title:     Chief Financial Officer

EXHIBIT A

Map – Wiley South Well Pad

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